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                                                                    EXHIBIT 10.1

                               PURCHASE AGREEMENT
                     ($10,000,000 Trust Capital Securities)

         THIS PURCHASE AGREEMENT, dated as of June 17, 2003, is entered into among IBERIABANK Corporation, a Louisiana corporation (the "Company"), IBERIABANK Statutory Trust II, a Connecticut statutory trust (the "Trust," and together with the Company, the "Sellers"), and Trapeza CDO III, LLC (including any assignee, the "Purchaser").

                                   WITNESSETH:

         WHEREAS, Sellers propose to issue and sell 10,000 Floating Rate Capital Securities of the Trust, having a stated liquidation amount of $1,000 per security, bearing interest at a variable rate, reset quarterly, equal to LIBOR (as defined in the Indenture (as defined below)) plus 3.15% (the "Capital Securities");

         WHEREAS, the Capital Securities will be guaranteed by the Company (the "Guarantee") pursuant to the Guarantee Agreement (the "Guarantee Agreement"), dated as of the Closing Date (defined below), and executed and delivered by the Company and U.S. Bank National Association, a national banking association, as trustee (in such capacity, the "Guarantee Trustee"), for the benefit of the holders from time to time of the Capital Securities;

         WHEREAS, the entire proceeds from the sale of the Capital Securities will be combined with the entire proceeds from the sale by the Trust to the Company of its common securities (the "Common Securities"), and will be used by the Trust to purchase $10,310,000 in principal amount of the Floating Rate Junior Subordinated Deferrable Interest Debentures of the Company (the "Junior Subordinated Debentures");

         WHEREAS, the Capital Securities and the Common Securities of the Trust will be issued pursuant to the Amended and Restated Declaration of Trust (the "Declaration of Trust"), dated as of the Closing Date, among the Company, as sponsor, U.S. Bank National Association, a national banking association, as property trustee (in such capacity, the "Property Trustee"), the Administrators of the Trust named therein (in such capacities, the "Administrators ") and the holders from time to time of undivided beneficial interests in the assets of the Trust; and

         WHEREAS, the Junior Subordinated Debentures will be issued pursuant to a Junior Subordinated Indenture, dated as of the Closing Date (the "Indenture"), between the Company and U.S. Bank National Association, a national banking association, as indenture trustee (in such capacity, the "Indenture Trustee").

         NOW, THEREFORE, in consideration of the mutual agreements and subject to the terms and conditions herein set forth, the parties hereto agree as follows:

         1. Definitions. The Capital Securities, the Common Securities and the Junior Subordinated Debentures are collectively referred to herein as the "Securities." This Purchase Agreement, the Indenture, the Declaration of Trust, the Guarantee Agreement and the Securities are collectively referred to herein as the "Operative Documents." All other capitalized terms used

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but not defined in this Purchase Agreement shall have the meanings ascribed thereto in the Declaration of Trust.

         2.       Purchase and Sale of the Capital Securities.

                  (a) The Sellers agree to sell to the Purchaser, and the Purchaser agrees to purchase from the Sellers the Capital Securities for an amount (the "Purchase Price") equal to $10,000,000, less a discount of 0% (the "Discount"). The Purchaser shall be responsible for the following expenses: (i) rating agency costs and expenses; (ii) the fees of the Property Trustee, the Guarantee Trustee and Indenture Trustee for a period of five (5) years following the Closing Date; and (iii) any fee payable to the Company's introducing agents; provided, that each such introducing agent has an agreement with the Purchaser, but excluding the fees and expenses set forth in Section 7 hereof. The Sellers shall use the Purchase Price, together with the proceeds from the sale of the Common Securities, to purchase the Junior Subordinated Debentures.

                  (b) Delivery or transfer of, and payment for, the Capital Securities shall be made at 10:00 A.M. Chicago time (11:00 A.M. New York time), on June ___, 2003, or such later date (not later than July ____, 2003) as the parties may designate (such date and time of delivery and payment for the Capital Securities being herein called the "Closing Date"). The Capital Securities shall be transferred and delivered to the Purchaser against the payment of the Purchase Price to the Sellers made by wire transfer in immediately available funds on the Closing Date to a U.S. account designated in writing by the Company at least two business days prior to the Closing Date.

                  (c) Delivery of the Capital Securities shall be made at such location, and in such names and denominations, as the Purchaser shall designate at least two business days in advance of the Closing Date. The Company and the Trust agree to have the Capital Securities available for inspection and checking by the Purchaser in New York, New York, not later than 1:00 P.M., Chicago time (2:00 P.M. New York time), on the business day prior to the Closing Date. The closing for the purchase and sale of the Capital Securities shall occur at the offices of Powell, Goldstein, Frazer & Murphy LLP, 191 Peachtree Street, N.E., Sixteenth Floor, Atlanta, Georgia 30303, or such other place as the parties hereto shall agree.

         3. Conditions. The obligations of the parties under this Purchase Agreement are subject to the following conditions:

                  (a) The representations and warranties contained herein shall be accurate as of the date of delivery of the Capital Securities.

                  (b)      [Reserved.]

                  (c) The Company shall have furnished to the Purchaser the opinion of Cozen O'Connor, counsel to the Company and the Trust, dated the Closing Date, addressed to the Purchaser (and such other affiliates of the Purchaser as the Purchaser shall designate), in substantially the form set out in Annex A hereto.

                  (d) The Purchaser shall have been furnished the opinion of Powell, Goldstein, Frazer & Murphy LLP, special tax counsel for the Purchaser, dated the Closing Date, addressed

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to the Purchaser (and such other affiliates of the Purchaser as the Purchaser shall designate), in substantially the form set out in Annex B hereto.

                  (e) The Purchaser shall have received the opinion of Shipman & Goodwin LLP, special Connecticut counsel for the Trust, dated the Closing Date, addressed to the Purchaser (and such other affiliates of the Purchaser as the Purchaser shall designate) and the Company, in substantially the form set out in Annex C hereto.

                  (f) The Purchaser shall have received the opinion of Shipman & Goodwinn LLP, special counsel for the Guarantee Trustee, the Property Trustee and the Indenture Trustee, dated the Closing Date, addressed to the Purchaser (and such other affiliates of the Purchaser as the Purchaser shall designate), in substantially the form set out in Annex D hereto.

                  (g)      [Reserved.]

                  (h) The Company shall have furnished to the Purchaser a certificate of the Company, signed by the Chief Executive Officer, President or an Executive Vice President and by the Chief Financial Officer, Treasurer or Assistant Treasurer of the Company, and the Trust shall have furnished to the Purchaser a certificate of the Trust, signed by an Administrator of the Trust, in each case dated the Closing Date, and, in the case of the Company, as to (i) and (ii) below and, in the case of the Trust, as to (i) below.

                           (i)      the representations and warranties in this
Purchase Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date, and the Company and the Trust have complied with all the agreements and satisfied all the conditions on either of their part to be performed or satisfied at or prior to the Closing Date; and

                           (ii)     since the date of the Interim Financial
Statements (as defined below), there has been no material adverse change in the condition (financial or other), earnings, business or assets of the Company and its subsidiaries, whether or not arising from transactions occurring in the ordinary course of business.

                  (i) Subsequent to the execution of this Purchase Agreement, there shall not have been any change, or any development involving a prospective change, in or affecting the condition (financial or other), earnings, business or assets of the Company and its subsidiaries, whether or not occurring in the ordinary course of business, the effect of which is, in the Purchaser's judgment, so material and adverse as to make it impractical or inadvisable to proceed with the purchase of the Capital Securities.

                  (j) Prior to the Closing Date, the Company and the Trust shall have furnished to the Purchaser and its counsel such further information, certificates and documents as the Purchaser or its counsel may reasonably request.

         If any of the conditions specified in this Section 3 shall not have been fulfilled when and as provided in this Purchase Agreement, or if any of the opinions, certificates and documents mentioned above or elsewhere in this Purchase Agreement shall not be reasonably satisfactory in form and substance to the Purchaser or its counsel, this Purchase Agreement and all the Purchaser's obligations hereunder may be canceled at, or at any time prior to, the Closing Date

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by the Purchaser. Notice of such cancellation shall be given to the Company and the Trust in writing or by telephone or facsimile confirmed in writing.

         Each certificate signed by any Administrator of the Trust or any officer of the Company and delivered to the Purchaser or the Purchaser's counsel in connection with the Operative Documents and the transactions contemplated hereby and thereby shall be deemed to be a representation and warranty of the Trust and/or the Company, as the case may be, and not by such Administrator or officer in any individual capacity.

         4. Representations and Warranties of the Company and the Trust. The Company and the Trust jointly and severally represent and warrant to, and agree with the Purchaser, as follows:

                  (a) Neither the Company nor the Trust, nor any of their "Affiliates" (as defined in Rule 501(b) of Regulation D under the Securities Act (as defined below) ("Regulation D")), nor any person acting on its or their behalf, has, directly or indirectly, made offers or sales of any security, or solicited offers to buy any security, under circumstances that would require the registration of any of the Securities under the Securities Act of 1933, as amended (the "Securities Act").

                  (b) Neither the Company nor the Trust, nor any of their Affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of any of the Securities.

                  (c) The Securities (i) are not and have not been listed on a national securities exchange registered under section 6 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or quoted on a U.S. automated inter-dealer quotation system and (ii) are not of an open-end investment company, unit investment trust or face-amount certificate company that is, or is required to be, registered under section 8 of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the Securities otherwise satisfy the eligibility requirements of Rule 144A(d)(3) promulgated pursuant to the Securities Act ("Rule 144A(d)(3)").

                  (d) Neither the Company nor the Trust, nor any of their Affiliates, nor any person acting on its or their behalf, has engaged, or will engage, in any "directed selling efforts" within the meaning of Regulation S under the Securities Act with respect to the Securities.

                  (e) Neither the Company nor the Trust is, and, immediately following consummation of the transactions contemplated hereby and the application of the net proceeds therefrom, will not be, an "investment company" or an entity "controlled" by an "investment company," in each case within the meaning of section 3(a) of the Investment Company Act.

                  (f) Neither the Company nor the Trust has paid or agreed to pay to any person any compensation for soliciting another to purchase any of the Securities, except for any fee payable to the Company's introducing agents, provided, that each such introducing agent has an agreement with the Purchaser.

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                  (g)      The Trust has been duly created and is validly
existing in good standing as a statutory trust under the Connecticut Statutory Trust, Connecticut General Statutes, Title 34, Chapter 615, Section 500, et seq. (the "Statutory Trust Act") with all requisite power and authority to own property and to conduct the business it transacts and proposes to transact and to enter into and perform its obligations under the Operative Documents to which it is a party. The Trust is duly qualified to transact business as a foreign entity and is in good standing in each jurisdiction in which such qualification is necessary, except where the failure to so qualify or be in good standing would not have a material adverse effect on the condition (financial or otherwise), earnings, business or assets of the Trust, whether or not occurring in the ordinary course of business. The Trust is not a party to or otherwise bound by any agreement other than the Operative Documents. The Trust is and will be, under current law, classified for federal income tax purposes as a grantor trust and not as an association or publicly traded partnership taxable as a corporation.

                  (h) The Declaration of Trust has been duly authorized by the Company and, on the Closing Date specified in Section 2(b), will have been duly executed and delivered by the Company and the Administrators of the Trust, and, assuming due authorization, execution and delivery by the Property Trustee and the Delaware Trustee, will be a legal, valid and binding obligation of the Company and the Administrators, enforceable against them in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general principles of equity. Each of the Administrators of the Trust is an employee of the Company or one of its subsidiary banks and has been duly authorized by the Company to execute and deliver the Declaration of Trust.

                  (i) Each of the Guarantee Agreement and the Indenture has been duly authorized by the Company and, on the Closing Date, will have been duly executed and delivered by the Company, and, assuming due authorization, execution and delivery by the Guarantee Trustee, in the case of the Guarantee Agreement, and by the Indenture Trustee, in the case of the Indenture, will be a legal, valid and binding obligation of the Company enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general principles of equity.

                  (j) The Capital Securities and the Common Securities have been duly authorized by the Trust and, when issued and delivered against payment therefor on the Closing Date in accordance with this Purchase Agreement, in the case of the Capital Securities, and in accordance with the Common Securities Subscription Agreement between the Company and the Trust, dated as of the Closing Date, in the case of the Common Securities, will be validly issued, fully paid and non-assessable and will represent undivided beneficial interests in the assets of the Trust entitled to the benefits of the Declaration of Trust, enforceable against the Trust in accordance with their terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general principles of equity. The issuance of the Securities is not subject to any preemptive or other similar rights. On the Closing Date, all of the issued and outstanding Common Securities will be directly owned by the Company free and clear of any pledge, security interest, claim, lien or other encumbrance (each, a "Lien").

                  (k) The Junior Subordinated Debentures have been duly authorized by the Company and, on the Closing Date, will have been duly executed and delivered to the Indenture

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Trustee for authentication in accordance with the Indenture and, when authenticated in the manner provided for in the Indenture and delivered to the Trust against payment therefor in accordance with the Junior Subordinated Debentures Subscription Agreement between the Company and the Trust, dated as of the Closing Date, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture, enforceable against the Company in accordance with their terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general principles of equity.

                  (l) This Purchase Agreement has been duly authorized, executed and delivered by the Company and the Trust.

                  (m) Neither the issue and sale of the Common Securities, the Capital Securities or the Junior Subordinated Debentures, nor the purchase of the Junior Subordinated Debentures by the Trust, nor the execution and delivery of and compliance with the Operative Documents by the Company or the Trust, nor the consummation of the transactions contemplated herein or therein,
(i) will conflict with or constitute a violation or breach of the Declaration of Trust or the charter or bylaws of the Company or any subsidiary of the Company or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, governmental authority, agency or instrumentality or court, domestic or foreign, having jurisdiction over the Trust or the Company or any of its subsidiaries or their respective properties or assets (collectively, "Governmental Entities"), (ii) will conflict with or constitute a violation or breach of, or a default or Repayment Event (as defined below) under, or result in the creation or imposition of any Lien upon any property or assets of the Trust, the Company or any of the Company's subsidiaries pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which (A) the Trust, the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or (B) to which any of the property or assets of any of them is subject, or any judgment, order or decree of any court, governmental authority or arbitrator, except, in the case of this clause (ii), for such conflicts, breaches, violations, defaults, Repayment Events (as defined below) or Liens which (X) would not, singly or in the aggregate, adversely affect the consummation of the transactions contemplated by the Operative Documents and (Y) would not, singly or in the aggregate, have a material adverse effect on the condition (financial or otherwise), earnings, business, liabilities and assets (taken as a whole) or business prospects of the Company and its subsidiaries taken as a whole, whether or not occurring in the ordinary course of business (a "Material Adverse Effect") or (iii) require the consent, approval, authorization or order of any court or Governmental Entity. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Trust or the Company or any of its subsidiaries prior to its scheduled maturity.

                  (n) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of Louisiana, with all requisite corporate power and authority to own, lease and operate its properties and conduct the business it transacts and proposes to transact, and is duly qualified to transact business and is in good standing as a foreign corporation in each jurisdiction where the nature of its activities requires such

                                        6

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qualification, except where the failure of the Company to be so qualified would not, singly or in the aggregate, have a Material Adverse Effect.

                  (o) The Company has no subsidiaries that are material to its business, financial condition or earnings other than those subsidiaries listed in Schedule 1 attached hereto (the "Significant Subsidiaries"). Each Significant Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with all requisite corporate power and authority to own, lease and operate its properties and conduct the business it transacts and proposes to transact. Each Significant Subsidiary is duly qualified to transact business and is in good standing as a foreign corporation in each jurisdiction where the nature of its activities requires such qualification, except where the failure to be so qualified would not, singly or in the aggregate, have a Material Adverse Effect.

                  (p) Each of the Trust, the Company and each of the Company's subsidiaries hold all necessary approvals, authorizations, orders, licenses, certificates and permits (collectively, "Government Licenses") of and from Governmental Entities necessary to conduct their respective businesses as now being conducted, and neither the Trust, the Company nor any of the Company's subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Government License, except where the failure to be so licensed or approved or the receipt of an unfavorable decision, ruling or finding, would not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except where the invalidity or the failure of such Governmental Licenses to be in full force and effect, would not, singly or in the aggregate, have a Material Adverse Effect; and the Company and its subsidiaries are in compliance with all applicable laws, rules, regulations, judgments, orders, decrees and consents, except where the failure to be in compliance would not, singly or in the aggregate, have a Material Adverse Effect.

                  (q) All of the issued and outstanding shares of capital stock of the Company and each of its subsidiaries are validly issued, fully paid and non-assessable; all of the issued and outstanding capital stock of each subsidiary of the Company is owned by the Company, directly or through subsidiaries, free and clear of any Lien, claim or equitable right; and none of the issued and outstanding capital stock of the Company or any subsidiary was issued in violation of any preemptive or similar rights arising by operation of law, under the charter or by-laws of such entity or under any agreement to which the Company or any of its subsidiaries is a party.

                  (r)      Neither the Company nor any of its subsidiaries is
(i) in violation of its respective charter or by-laws or similar organizational documents or (ii) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Company or any such subsidiary is a party or by which it or any of them may be bound or to which any of the property or assets of any of them is subject, except, in the case of clause (ii), where such violation or default would not, singly or in the aggregate, have a Material Adverse Effect.

                  (s) There is no action, suit or proceeding before or by any Governmental Entity, arbitrator or court, domestic or foreign, now pending or, to the knowledge of the Company or the Trust after due inquiry, threatened against or affecting the Trust or the Company

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or any of the Company's subsidiaries, except for such actions, suits or proceedings that, if adversely determined, would not, singly or in the aggregate, adversely affect the consummation of the transactions contemplated by the Operative Documents or have a Material Adverse Effect; and the aggregate of all pending legal or governmental proceedings to which the Trust or the Company or any of its subsidiaries is a party or of which any of their respective properties or assets is subject, including ordinary routine litigation incidental to the business, are not expected to result in a Material Adverse Effect.

                  (t) The accountants of the Company who certified the Financial Statements (as defined below) are independent public accountants of the Company and its subsidiaries within the meaning of the Securities Act, and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder.

                  (u) The audited consolidated financial statements (including the notes thereto) and schedules of the Company and its consolidated subsidiaries for the fiscal year ended December 31, 2002 (the "Financial Statements") and the interim unaudited consolidated financial statements of the Company and its consolidated subsidiaries for the quarter ended March 31, 2003 (the "Interim Financial Statements") provided to the Purchaser are the most recent available audited and unaudited consolidated financial statements of the Company and its consolidated subsidiaries, respectively, and fairly present in all material respects, in accordance with U.S. generally accepted accounting principles, the financial position of the Company and its consolidated subsidiaries, and the results of operations and changes in financial condition as of the dates and for the periods therein specified, subject, in the case of Interim Financial Statements, to year-end adjustments (which are expected to consist solely of normal recurring adjustments). Such consolidated financial statements and schedules have been prepared in accordance with U.S. generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise noted therein).

                  (v) None of the Trust, the Company nor any of its subsidiaries has any material liability, whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due, including any liability for taxes (and there is no past or present fact, situation, circumstance, condition or other basis for any present or future action, suit, proceeding, hearing, charge, complaint, claim or demand against the Company or its subsidiaries that could give rise to any such liability), except for (i) liabilities set forth in the Financial Statements or the Interim Financial Statements and (ii) normal fluctuations in the amount of the liabilities referred to in clause (i) above occurring in the ordinary course of business of the Trust, the Company and all of its subsidiaries since the date of the most recent balance sheet included in such Financial Statements.

                  (w) The Company's report on FRY-9C dated March 31, 2003 (the "FRY-9C"), provided to the Purchaser is the most recently available such report, and the information therein fairly presents in all material respects the financial position of the Company and its subsidiaries.

                  (x) Since the respective dates of the Financial Statements, Interim Financial Statements and the FRY-9C, there has not been (A) any material adverse change or development with respect to the condition (financial or otherwise), earnings, business, assets or business

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prospects of the Company and its subsidiaries, taken as a whole, whether or not occurring in the ordinary course of business or (B) any dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock other than regular quarterly dividends on the Company's common stock.

                  (y) The Company is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended (the "Bank Holding Company Act"), and the regulations of the Board of Governors of the Federal Reserve System (the "Federal Reserve"), and the deposit accounts of the Company's subsidiary banks are insured by the Federal Deposit Insurance Corporation ("FDIC") to the fullest extent permitted by law and the rules and regulations of the FDIC, and no proceeding for the termination of such insurance are pending or, to the knowledge of the Company or the Trust after due inquiry, threatened.

                  (z) The documents of the Company filed with the Commission in accordance with the Exchange Act, from and including the commencement of the fiscal year covered by the Company's most recent Annual Report on Form 10-K, at the time they were or hereafter are filed by the Company with the Commission (collectively, the "1934 Act Reports"), complied and will comply in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder (the "1934 Act Regulations"), and, at the date of this Purchase Agreement and on the Closing Date, do not and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and other than such instruments, agreements, contracts and other documents as are filed as exhibits to the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, there are no instruments, agreements, contracts or documents of a character described in
Item 601 of Regulation S-K promulgated by the Commission to which the Company or any of its subsidiaries is a party.

                  (aa) None of the Trust, the Company nor any of its subsidiaries is subject or is party to, or has received any notice from any Regulatory Agency (as defined below) that any of them will become subject or party to any investigation with respect to, any cease-and-desist order, agreement, consent agreement, memorandum of understanding or other regulatory enforcement action, proceeding or order with or by, or is a party to any commitment letter or similar undertaking to, or is subject to any directive by, or has been a recipient of any supervisory letter from, or has adopted any board resolutions at the request of, any Regulatory Agency that, in any such case, currently restricts in any material respect the conduct of their business or that in any material manner relates to their capital adequacy, their credit policies, their management or their business (each, a "Regulatory Action"), nor has the Trust, the Company or any of its subsidiaries been advised by any Regulatory Agency that it is considering issuing or requesting any such Regulatory Action; and there is no unresolved violation, criticism or exception by any Regulatory Agency with respect to any report or statement relating to any examinations of the Trust, the Company or any of its subsidiaries, except where such unresolved violation, criticism or exception would not, singly or in the aggregate, have a Material Adverse Effect. As used herein, the term "Regulatory Agency" means any federal or state agency charged with the supervision or regulation of depositary institutions or holding companies of depositary institutions, or engaged in the insurance of depositary institution deposits, or any court, administrative agency or commission or other governmental agency, authority or instrumentality

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having supervisory or regulatory authority with respect to the Trust, the
Company or any of its subsidiaries.

                  (bb) No labor dispute with the employees of the Trust, the Company or any of its subsidiaries exists or, to the knowledge of the executive officers of the Trust or the Company, is imminent, except those which would not, singly or in the aggregate, have a Material Adverse Effect.

                  (cc) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any Governmental Entity, other than those that have been made or obtained, is necessary or required for the performance by the Trust or the Company of their respective obligations under the Operative Documents, as applicable, or the consummation by the Trust and the Company of the transactions contemplated by the Operative Documents.

                  (dd) Each of the Trust, the Company and each subsidiary of the Company has good and marketable title to all of its respective real and personal properties, in each case free and clear of all Liens and defects, except for those that would not, singly or in the aggregate, have a Material Adverse Effect; and all of the leases and subleases under which the Trust, the Company or any subsidiary of the Company holds properties are in full force and effect, except where the failure of such leases and subleases to be in full force and effect, would not, singly or in the aggregate, have a Material Adverse Effect, and none of the Trust, the Company or any subsidiary of the Company has any notice of any claim of any sort that has been asserted by anyone adverse to the rights of the Trust, the Company or any subsidiary of the Company under any such leases or subleases, or affecting or questioning the rights of such entity to the continued possession of the leased or subleased premises under any such lease or sublease, except for such claims that would not, singly or in the aggregate, have a Material Adverse Effect.

                  (ee) The Company has no present intention to exercise its option to defer payments of interest on the Junior Subordinated Debentures as provided in the Indenture. The Company believes that the likelihood that it would exercise its rights to defer payments of interest on the Junior Subordinated Debentures as provided in the Indenture at any time during which the Junior Subordinated Debentures are outstanding is remote because of the restrictions that would be imposed on the Company's ability to declare or pay dividends or distributions on, or to redeem, purchase, acquire or make a liquidation payment with respect to, any of the Company's capital stock and on the Company's ability to make any payments of principal, interest or premium on, or repay, repurchase or redeem, any of its debt securities that rank pari passu in all respects with or junior in interest to the Junior Subordinated Debentures.

                  (ff) The information provided by the Company and the Trust pursuant to this Purchase Agreement does not, as of the date hereof, and will not, as of the Closing Date, contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         5. Representations and Warranties of the Purchaser. The Purchaser represents and warrants to, and agrees with, the Company and the Trust as follows:

                  (a) The Purchaser is aware that (i) the Securities have not been and will not be registered under the Securities Act and may not be offered or sold within the United States or to "U.S. persons" (as defined in Regulation S under the Securities Act) except in accordance with Rule 903 of Regulation S under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act; and (ii) the Company and the Trust are under no obligation to register the Securities on the Purchaser's behalf.

                  (b) The Purchaser is an "accredited investor," as such term is defined in Rule 501(a) of Regulation D under the Securities Act, has such knowledge and experience in financial and business matters to enable Purchaser to utilize the information made available to it in connection with the offering of the Capital Securities to evaluate the merits and risks of the prospective investment, and to make an informed decision with respect thereto.

                  (c) Neither the Purchaser, nor any of the Purchaser's affiliates, nor any person acting on the Purchaser's or the Purchaser's Affiliate's behalf has engaged, or will engage, in any form of "general solicitation or general advertising" (within the meaning of Regulation D under the Securities Act) in connection with any offer or sale of the Capital Securities.

                  (d) The Purchaser is purchasing the Capital Securities for its own account, for investment, and not with a view to, or for offer or sale in connection with, any distribution thereof on violation of the Securities Act or applicable state securities laws.

                  (e) The Purchaser and its representatives have been furnished with any materials relating to the Company, the Trust and the offering of the Capital Securities which they have requested and have been afforded the opportunity to ask questions and receive answers concerning the terms and conditions of the offering and the Capital Securities.

         6. Agreements of the Company and the Trust. The Company and the Trust jointly and severally agree with the Purchaser as follows:

                  (a) The Company and the Trust will arrange for the qualification of the Capital Securities for sale under the laws of such jurisdictions as the Purchaser may designate and will maintain such qualifications in effect so long as required for the sale of the Capital Securities. The Company or the Trust, as the case may be, will promptly advise the Purchaser of the receipt by the Company or the Trust, as the case may be, of any notification with respect to the suspension of the qualification of the Capital Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

                  (b) Neither the Company nor the Trust will, nor will either of them permit any of its Affiliates to, nor will either of them permit any person acting on its or their behalf (other than the Purchaser) to, resell any Capital Securities that have been acquired by any of them.

                  (c) Neither the Company nor the Trust will, nor will either of them permit any of their Affiliates or any person acting on their behalf to, engage in any "directed selling efforts" within the meaning of Regulation S under the Securities Act with respect to the Securities.

                  (d) Neither the Company nor the Trust will, nor will either of them permit any of their Affiliates or any person acting on their behalf to, directly or indirectly, make offers or sales of any security, or solicit offers to buy any security, under circumstances that would require the registration of any of the Securities under the Securities Act.

                  (e) Neither the Company nor the Trust will, nor will either of them permit any of its Affiliates or any person acting on their behalf to, engage in any form of "general solicitation or general advertising" (within the meaning of Regulation D) in connection with any offer or sale of the any of the Securities.

                  (f) So long as any of the Securities are outstanding, (i) the Securities shall not be listed on a national securities exchange registered under section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system and (ii) neither the Company nor the Trust shall be an open-end investment company, unit investment trust or face-amount certificate company that is, or is required to be, registered under section 8 of the Investment Company Act, and the Securities shall otherwise satisfy the eligibility requirements of Rule 144A(d)(3).

                  (g)      Each of the Company and the Trust shall furnish to
(i) the holders, and to subsequent holders of the Securities, (ii) Trapeza Manager, Inc. (at 507 Carew Tower, 441 Vine Street, Cincinnati, Ohio 45202, or such other address as designated by Trapeza Manager, Inc.) and (iii) any beneficial owner of the Securities reasonably identified to the Company and the Trust (which identification may be made either by such beneficial owner or by Trapeza Manager, Inc.) a duly completed and executed certificate in the form attached hereto as Annex F, including the financial statements referenced in such Annex, which certificate and financial statements shall be so furnished by the Company and the Trust not later than forty five (45) days after the end of each of the first three fiscal quarters of each fiscal year of the Company and not later than ninety (90) days after the end of each fiscal year of the Company.

                  (h) Each of the Company and the Trust will, during any period in which it is not subject to and in compliance with section 13 or 15(d) of the Exchange Act, or it is not exempt from such reporting requirements pursuant to and in compliance with Rule 12g3-2(b) under the Exchange Act, provide to each holder of the Securities and to each prospective purchaser (as designated by such holder) of the Securities, upon the request of such holder or prospective purchaser, any information required to be provided by Rule 144A(d)(4) under the Securities Act. This covenant is intended to be for the benefit of the Purchaser, the holders of the Securities, and the prospective purchasers designated by the Purchaser and such holders, from time to time, of the Securities.

                  (i) Neither the Company nor the Trust will, until one hundred eighty (180) days following the Closing Date, without the Purchaser's prior written consent, offer, sell, contract to sell, grant any option to purchase or otherwise dispose of, directly or indirectly, (i) any Capital Securities or other securities of the Trust other than as contemplated by this Purchase Agreement, (ii) any other securities convertible into, or exercisable or exchangeable for, any Capital Securities or other securities of the Trust, or
(iii) any securities that could be integrated with the offering of the Capital Securities, nor shall either the Company or the Trust enter into any agreement, or announce an intention to do, any of the foregoing.

         7. Payment of Expenses. The Company, as sponsor of the Trust, agrees to pay all costs and expenses incident to the performance of the obligations of the Company and the Trust under this Purchase Agreement, whether or not the transactions contemplated herein are consummated or this Purchase Agreement is terminated, including all costs and expenses incident to (i) the authorization, issuance, sale and delivery of the Capital Securities and any taxes payable in connection therewith; (ii) the fees and expenses of qualifying the Capital Securities under the securities laws of the several jurisdictions as provided in Section 6(a);
(iii) the fees and expenses of the counsel, the accountants and any other experts or advisors retained by the Company or the Trust; and (iv) the fees and all reasonable expenses of the Guarantee Trustee, the Property Trustee, the Indenture Trustee and any other trustee or paying agent appointed under the Operative Documents, including the fees and disbursements of counsel for such trustees, for any period after the fifth (5th) anniversary of the Closing Date.

                   If the sale of the Capital Securities provided for in this Purchase Agreement is not consummated because any condition set forth in Section 3 to be satisfied by either the Company or the Trust is not satisfied, because this Purchase Agreement is terminated pursuant to Section 10 or because of any failure, refusal or inability on the part of the Company or the Trust to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder other than by a reason of a default by the Purchaser, the Company will reimburse the Purchaser upon demand for all reasonable out-of-pocket expenses (including the fees and expenses of each of the Purchaser's counsel specified in subparagraph (v) of the immediately preceding paragraph) that shall have been incurred by the Purchaser in connection with the proposed purchase and sale of the Capital Securities. The Company shall not in any event be liable to the Purchaser for the loss of anticipated profits from the transactions contemplated by this Purchase Agreement.

         8. Indemnification. (a) The Company and the Trust agree jointly and severally to indemnify and hold harmless the Purchaser, the Purchaser's affiliates, Trapeza Funding III, LLC, Trapeza Partners III, L.P. and Credit Suisse First Boston LLC, their respective directors, officers, employees and agents and each person who "controls" any of them within the meaning of either the Securities Act or the Exchange Act (collectively, the "Indemnified Parties") against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any written information or documents furnished or made available to the Purchaser by or on behalf of the Company, (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) the breach or alleged breach of any representation, warranty or agreement of either Seller contained herein, and agree to reimburse each such Indemnified Party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability which the Company or the Trust may otherwise have.

                  (b) The Company agrees to indemnify the Trust against all loss, liability, claim, damage and expense whatsoever due from the Trust under paragraph (a) above.

                  (c) Promptly after receipt by an Indemnified Party under this Section 8 of notice of the commencement of any action, such Indemnified Party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, promptly notify the indemnifying party in writing of the commencement thereof, but the failure so to notify the indemnifying party
(i) will not relieve the indemnifying party from liability under paragraph (a) above unless and to the extent that such failure results in the forfeiture by the indemnifying party of material rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any Indemnified Party other than the indemnification obligation provided in paragraph (a) above. The Purchaser shall be entitled to appoint counsel to represent the Indemnified Party in any action for which indemnification is sought. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the Indemnified Party) also be counsel to the Indemnified Party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all Indemnified Parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. An indemnifying party will not, without the prior written consent of the Indemnified Parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not the Indemnified Parties are actual or potential parties to such claim, action, suit or proceeding) unless such settlement, compromise or consent includes an unconditional release of each Indemnified Party from all liability arising out of such claim, action, suit or proceeding.

         9. Contribution. (a) In order to provide for just and equitable contribution in circumstances under which the indemnification provided for in
Section 8 hereof is for any reason held to be unenforceable for the benefit of an Indemnified Party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such Indemnified Party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Sellers, on the one hand, and the Purchaser, on the other hand, from the offering of the Securities or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above, but also the relative fault of the Sellers, on the one hand, and the Purchaser, on the other hand, in connection with the statements, omissions or breaches, which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

                  (b) The relative benefits received by the Sellers, on the one hand, and the Purchaser, on the other hand, in connection with the offering of the Securities shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities (before deducting expenses) received by the Sellers and the Discount received by the Purchaser bear to the aggregate of such net proceeds and commissions.

                  (c) The Sellers and the Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 9. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an Indemnified Party and referred to above in this Section 9 shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement, omission or alleged omission or breach or alleged breach.

                  (d) Notwithstanding any provision of this Section 9 to the contrary, the Purchaser shall not be required to contribute any amount in excess of the Discount.

                  (e) No person guilty of fraudulent misrepresentation (within the meaning of section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (f) For purposes of this Section 9, the Purchaser, each person, if any, who controls the Purchaser within the meaning of section 15 of the Securities Act or section 20 of the Exchange Act and the respective partners, directors, officers, employees and agents of the Purchaser or any such controlling person shall have the same rights to contribution as the Purchaser, while each officer and director of the Company, each trustee of the Trust and each person, if any, who controls the Company within the meaning of section 15 of the Securities Act or section 20 of the Exchange Act shall have the same rights to contribution as the Sellers.

         10. Termination. This Purchase Agreement shall be subject to termination in the absolute discretion of the Purchaser, by notice given to the Company and the Trust prior to delivery of and payment for the Capital Securities, if prior to such time (i) a downgrading shall have occurred in the rating accorded the Company's debt securities or preferred stock by any "nationally recognized statistical rating organization," as that term is used by the Commission in Rule 15c3-1(c)(2)(vi)(F) under the Exchange Act, or such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of the Company's debt securities or preferred stock, (ii) the Trust shall be unable to sell and deliver to the Purchaser at least $10,000,000 stated liquidation value of Capital Securities (provided that the inability of the Trust to sell and deliver the Capital Securities is not due to the fault of the Purchaser), (iii) the Company or any of its subsidiaries that is an insured depository institution shall cease to be "adequately-capitalized" within the meaning of 12 U.S.C. Section1831 and applicable regulations adopted thereunder, or any formal administrative or judicial action is taken by any appropriate federal banking agency against the Company or any such insured subsidiary for unsafe and unsound banking practices, or violations of law, (iv) a suspension or material limitation in trading in securities generally shall have occurred on the New York Stock Exchange, (v) a suspension or material limitation in trading in any of the Company's securities shall have occurred on the exchange or quotation system upon which the Company' securities are traded, if any, (vi) a general moratorium on commercial banking activities shall have been declared either by federal or Louisiana authorities or (vii) there shall have occurred any outbreak or escalation of hostilities, or declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the Purchaser's judgment, impracticable or inadvisable to proceed with the offering or delivery of the Capital Securities.

         11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company and the Trust or their respective officers or trustees and of the Purchaser set forth in or made pursuant to this Purchase Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Purchaser, the Company or the Trust or any of their respective officers, directors, trustees or controlling persons, and will survive delivery of and payment for the Capital Securities. The provisions of Sections 7, 8 and 9 shall survive the termination or cancellation of this Purchase Agreement.

         12. Amendments. This Purchase Agreement may not be modified, amended, altered or supplemented, except upon the execution and delivery of a written agreement by each of the parties hereto.

         13. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Purchaser, will be mailed, delivered by hand or courier or sent by facsimile and confirmed to the Purchaser c/o Trapeza Funding, LLC, 441 Vine Street, Suite 507, Cincinnati, Ohio 45202,
Attention: Steven N. Stein, Facsimile: (513) 241-1026; with a copy to Powell, Goldstein, Frazer & Murphy LLP, 191 Peachtree Street, N.E., Sixteenth Floor, Atlanta, Georgia 30303, Attention: James J. McAlpin, Jr., Facsimile: (404) 572-6999; and if sent to the Company or the Trust, will be mailed, delivered by hand or courier or sent by facsimile and confirmed to it at IBERIABANK Corporation, 200 West Congress Street, Lafayette, Louisiana 70501, Attention:
John R. Davis, Facsimile: (919) 676-7463; with a copy to Cozen O'Connor, 1667 K Street, NW, Washington, D.C. 20006; Attention: Edward B. Crosland, Jr., Esq.,
Facsimile: (202) 912-4830.

         14. Successors and Assigns. This Purchase Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Nothing expressed or mentioned in this Purchase Agreement is intended or shall be construed to give any person other than the parties hereto and the affiliates, directors, officers, employees, agents and controlling persons referred to in Section 8 hereof and their successors, assigns, heirs and legal representatives, any right or obligation hereunder. None of the rights or obligations of the Company or the Trust under this Purchase Agreement may be assigned, whether by operation of law or otherwise, without the Purchaser's prior written consent. The rights and obligations of the Purchaser under this Purchase Agreement may be assigned by the Purchaser without the Company's or the Trust's consent; provided that the assignee assumes the obligations of the Purchaser under this Purchase Agreement.

         15. Applicable Law. THIS PURCHASE AGREEMENT WILL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW).

         16. Submission to Jurisdiction. ANY LEGAL ACTION OR PROCEEDING BY OR AGAINST ANY PARTY HERETO OR WITH RESPECT TO OR ARISING OUT OF THIS PURCHASE AGREEMENT MAY BE BROUGHT IN OR REMOVED TO THE COURTS OF THE STATE OF NEW YORK, IN AND FOR THE COUNTY OF NEW YORK, OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK (IN

EACH CASE SITTING IN THE BOROUGH OF MANHATTAN). BY EXECUTION AND DELIVERY OF THIS PURCHASE AGREEMENT, EACH PARTY ACCEPTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS (AND COURTS OF APPEALS THEREFROM) FOR LEGAL PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS PURCHASE AGREEMENT.

         17. Counterparts and Facsimile. This Purchase Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. This Purchase Agreement may be executed by any one or more of the parties hereto by facsimile.

         IN WITNESS WHEREOF, this Purchase Agreement has been entered into as of the date first written above.

                                        IBERIABANK CORPORATION

                                        By:
                                           -------------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------


                                        IBERIABANK STATUTORY TRUST II

                                        By:  IBERIABANK Corporation, as Sponsor

                                        By:
                                           -------------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------


                                        TRAPEZA CDO III, LLC

                                        By:
                                           -------------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------